UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1 to Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  June 30, 2011

DYNAMICS RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 000-02479

MASSACHUSETTS	04-2211809
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

TWO TECH DRIVE, ANDOVER, MASSACHUSETTS 01810-2434
(Address of principal executive offices) (Zip Code)

978-289-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 7, 2011, Dynamics Research Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of the acquisition by the Company of High Performance Technologies, Inc. ("HPTi").  In that filing, the Company indicated that it would amend the Original Form 8-K no later than 71 calendar days after the filing of the Original Form 8-K to provide financial statements and unaudited financial information required by Item 9.01 of Form 8-K. This amendment is being filed to provide financial statements and financial information required by Item 9.01.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
Included with this Amendment No. 1 to Current Report on Form 8-K are the audited and unaudited financial statements of High Performance Technologies, Inc. as follows:
As of and for the six months ended June 30, 2011: (*)
Balance Sheet as of June 30, 2011 (unaudited)
Statement of Income for the six months ended June 30, 2011 (unaudited)
Statement of Cash Flows for the six months ended June 30, 2011 (unaudited)
Notes to Interim Financial Statements (unaudited)
As of December 31, 2010 and 2009 and for the three years ended December 31, 2010:
Report of Independent Auditors
Balance Sheets as of December 31, 2010 and 2009 (audited)
Statements of Income for the years ended December 31, 2010, 2009 and 2008 (audited)
Statements of Stockholders’ Equity for the years ended December 31, 2010, 2009 and 2008 (audited)
Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008 (audited)
Notes to Financial Statements (audited)

(*) Note: No procedures have been performed by Argy, Wiltse & Robinson, P.C. with respect to the June 30, 2011 unaudited interim financial statements.

(b)	Unaudited Pro Forma Financial Information
Pro Forma Combined Condensed Statement of Operations for the six months ended June 30, 2011
Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2010
Notes to Unaudited Pro Forma Combined Financial Statements

(c)	Exhibits

Item Number	Description

2.1
Agreement and Plan of Merger, dated June 3, 2011, by and among Dynamics Research Corporation, DRC-Prize Acquisition, Inc., High Performance Technologies, Inc. and the principal equity holders named therein (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2011 and incorporated by reference herein).

23.1	Consent of Argy, Wiltse & Robinson, P.C. (Independent Auditors for High Performance Technologies, Inc.)

99.1	Interim Unaudited Financial Statements of High Performance Technologies, Inc. for the six-month period ended June 30, 2011.

99.2	Audited Financial Statements of High Performance Technologies, Inc. for the years ended December 31, 2010 and 2009.

99.3	Unaudited Pro Forma Financial Information for the six-month period ended June 30, 2011 and the year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMICS RESEARCH CORPORATION
(Registrant)

Date: September 16, 2011	/s/ David Keleher
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Exhibit Name	Location

2.1
Agreement and Plan of Merger, dated June 3, 2011, by and among Dynamics Research Corporation, DRC-Prize Acquisition, Inc., High Performance Technologies, Inc. and the principal equity holders named therein.

Exhibit 2.1 to Current Report on Form 8-K filed with the Commission on June 8, 2011.

23.1	Consent of Argy, Wiltse & Robinson, P.C. (Independent Auditors for High Performance Technology Inc.)	*

99.1	Interim Unaudited Financial Statements of High Performance Technologies, Inc. for the six-month period ended June 30, 2011.*	*

99.2	Audited Financial Statements of High Performance Technologies, Inc. for the years ended December 31, 2010 and 2009.*	*

99.3	Unaudited Pro Forma Financial Information for the six-month period ended June 30, 2011 and the year ended December 31, 2010.*	*

*  Filed herewith